Exhibit 99.1

Eightco Announces the Completion of the sale of Fergueson Containers, Inc.

Strategic Divestiture Continues Focus on Core Forever 8 Business’ Long-Term Growth

Easton, PA, April 11, 2025 (GLOBE NEWSWIRE) – Eightco Holdings Inc. (NASDAQ: OCTO) (the “Company” or “Eightco”) today announced that it has completed the sale of its subsidiary, Ferguson Containers, Inc., to Reichard Corrugated Products, LLC, an entity controlled by the existing management of Ferguson Containers.

“We are pleased to announce the sale of Ferguson Containers. This planned divestiture is a milestone that will allow both companies to better position themselves for long-term success and aligns with our focus on our core business,” said Paul Vassilakos, CEO of Eightco and President of Forever 8 Fund, LLC (“Forever 8”), the Company’s remaining subsidiary. “We are grateful for the commitment and value Ferguson Containers has provided us. We extend our sincere congratulations to Edward and Derick Reichard, Senior Managers at Ferugson Containers for 35 years and Founders of Reichard Corrugated Products, LLC, and their team. We wish them the best as they embark on this new chapter.”

Mr. Vassilakos, continued “This transaction is consistent with Eightco’s strategy to prioroitize and continue to sharpen its focus on its core business, Forever 8, and will move forward with its ongoing efforts to drive long-term growth by responding to the high demand for inventory and cash flow management solutions.”

A description of the Asset Purchase Agreement and the terms of the acquisition are contained in the Company’s Current Report on Form 8-K which was filed with the U.S. Securities and Exchange Commission (“SEC”) on November 27, 2024 and can be found at at www.sec.gov.

About Eightco Holdings, Inc.

Eightco (NASDAQ: OCTO) is committed to growth of its subsidiary, Forever 8 Fund, LLC, an inventory capital and management platform for e-commerce sellers. In addition, the Company is actively seeking new opportunities to add to its portfolio of technology solutions focused on the e-commerce ecosystem through strategic acquisitions. Through a combination of innovative strategies and focused execution, Eightco aims to create significant value and growth for its stockholders.

For additional information, please visit www.8co.holdings and www.forever8.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Eightco’s ability to maintain compliance with the Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce Eightco’s capital resources; Eightco’s inability to raise adequate capital to fund its business; and Eightco’s inability to innovate and attract users for Eightco’s products and services. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in forward-looking statements, see Eightco’s filings with the SEC, including in its Annual Report on Form 10-K filed with the SEC on April 1, 2024. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:
Investor Relations
investors@8co.holdings